471 P-5

                         SUPPLEMENT DATED MARCH 1, 2008
                     TO THE PROSPECTUS DATED AUGUST 1, 2007
                        OF FRANKLIN MUTUAL RECOVERY FUND

The prospectus is revised as follows:

1. Effective October 1, 2008, the cumulative quantity discount and letter of intent portion of the "Choosing a Share Class - Sales Charge Reductions and Waivers" section is amended to read:

      1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

      Cumulative quantity discount eligible shares are Franklin Templeton Fund shares registered to (or held by a financial intermediary for):

o     You, individually;
o Your spouse or domestic partner, as recognized by applicable state law, and your children under the age of 21 (each a "Family Member");
o     You jointly with one or more Family Members;
o You jointly with another person(s) who is (are) not Family Members if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;
o A trustee/custodian of a Coverdell Education Savings account for which you or a Family Member is the identified responsible person;
o A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered/recorded under yours or a Family Member's Social Security number;
o A 529 college savings plan over which you or a Family Member has investment discretion and control;
o Any entity over which you or a Family Member has (have) individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a Family Member is the custodian, a trust on which you or a Family Member is the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of a Family Member] on which you or a Family Member is the authorized signer);
o     A trust established by you or a Family Member as grantor.

      Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement plan such as a 401(k) plan (see definition below) do not qualify for a cumulative quantity discount.

      If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint (for example, shares held in a different broker-dealer's brokerage account or with a bank or an investment advisor), it is your responsibility to specifically identify those shares to your financial adviser at the time of your purchase (including at the time of any future purchase). If you have not designated a financial adviser associated with your Franklin Templeton Fund shares, it is your responsibility to specifically identify any cumulative quantity discount eligible shares to the Fund's transfer agent at the time of any purchase.

      If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your financial adviser or the Franklin Templeton Funds' transfer agent at the time of any purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available since your financial adviser and the Fund generally will not have that information.

      The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. It is your responsibility to retain any records necessary to substantiate historical share costs because neither your current financial adviser nor the Franklin Templeton Funds may have or maintain this information.

      An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

      2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative Quantity Discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. It is your responsibility to tell your financial adviser when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. If you have not designated a financial adviser associated with your Franklin Templeton Fund shares, it is your responsibility to tell the Funds' transfer agent when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. Please refer to the Statement of Additional Information for more LOI details. To sign up for these programs, complete the appropriate section of your account application.

2. Effective October 1, 2008, the second sentence of the section "Choosing a Share Class - Investments of $1 Million or More" is amended as follows:

However, there is a 1% Contingent Deferred Sales Charge ("CDSC") for funds that have a maximum initial sales charge of 5.75%; for all other funds, the maximum CDSC will be 0.75%. The CDSC is assessed on any shares you redeem within 18 months of purchase.


                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.